SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2006

DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	1-4018	53-0257888
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

280 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)
(212) 922-1640
(Registrant’s telephone number, including area code)
(Former Name or Former address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 26, 2006, Dover Corporation issued a press release announcing its results of operations for its quarter ended December 31, 2005, and full year 2005. Attached hereto is supplemental quarterly financial information reflecting the impact of discontinued operations with respect to each of the quarters of 2004 and 2005. Dover intends to post this information on its website promptly after filing this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	The following exhibit is filed as part of this report:

Supplemental quarterly financial tables reflecting the impact of discontinued operations with respect to each of the quarters of 2004 and 2005, filed as Exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2006	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt, Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Supplemental quarterly financial tables reflecting the impact of discontinued operations with respect to each of the quarters of 2004 and 2005